Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

Wells Fargo Advantage VT International Core Fund

Supplement dated July 2, 2009, to the Statement of Additional Information dated May 1, 2009, as previously supplemented on June 19, 2009.

This supplement contains important information about the above-referenced Fund.

Effective July 2, 2009, Evergreen Investment Management Company, LLC (“Evergreen Investments”) will receive the following annual fees based on the Fund’s average daily net assets:

Fund	Sub-Adviser	Sub-Advisory Fees
VT International Core Fund	Evergreen Investments	First $200M	0.45%
		Over $200M	0.40%